SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2019
 Illumina, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35406	33-0804655
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of Principal Executive Offices, and Zip Code)
(858) 202-4500
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ILMN	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 8.01 Other Events.

On June 18, 2019, the U.K. Competition and Markets Authority (CMA) announced that it will refer Illumina, Inc.’s (the Company’s) proposed acquisition of Pacific Biosciences of California, Inc. for Phase II review if the parties are unable to address the CMA’s concerns. Illumina expects the proposed acquisition will be referred for Phase II review, and both parties will continue to work cooperatively with the CMA. Illumina now expects to close the transaction in Q4 2019.

Consummation of the proposed acquisition is subject to certain conditions beyond the Company’s control that may prevent, delay, or otherwise adversely affect its completion. No assurance can be given that the required regulatory approvals will be obtained or that the required conditions to closing will be satisfied, and, even if all such approvals are obtained and the conditions are satisfied, no assurance can be given as to the terms, conditions and timing of the approvals. For more information about risks relating to the completion of the proposed acquisition, please refer to the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 30, 2018 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019.

Legal Notice Regarding Forward-Looking Statements

All statements in this Form 8-K that are not historical are forward-looking statements, including, among other things, statements relating to the expected timing for the consummation of the proposed acquisition. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, changes in circumstances and other factors that are, in some cases, beyond the Company’s control and could cause actual results to differ materially from the information expressed or implied by forward-looking statements made in this Form 8-K. Factors that could materially affect actual results can be found in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent reports on Forms 8-K, 10-K and 10-Q, and include those listed under the caption “Risk Factors.” The Company undertakes no obligation to revise or update information in this Form 8-K to reflect events or circumstances in the future, even if new information becomes available.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	June 18, 2019	By:	/s/ CHARLES E. DADSWELL
Charles E. Dadswell
Senior Vice President, General Counsel and Secretary